UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                  SCHEDULE 14A

            INFORMATION PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                              BRIDGE VIEW BANCORP.
             (Exact name of Registrant as Specified in Its Charter)

                       -----------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
         ----------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
         ----------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         ----------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
         ----------------------------------------------------

         (5) Total fee paid:
         ----------------------------------------------------

[ ] Fees paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:
         ----------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
         ----------------------------------------------------

         (3) Filing Party:
         ----------------------------------------------------

         (4) Date Filed:
         ----------------------------------------------------

                               BRIDGE VIEW BANCORP

                               REVOCABLE PROXY FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 16, 2002

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the Board of Directors of Bridge View Bancorp (the "Company"), to vote all of the shares of the Company standing in the undersigned's name at the Annual Meeting of Shareholders of the Company, to be held at the Radisson Hotel, 401 South Van Brunt Street, Englewood, New Jersey 07631 on Thursday, May 16, 2002 at 3:00 P.M., and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.

This Proxy will be voted as specified below. If no choice is specified the Proxy will be voted "FOR" Management's nominees to the Board of Directors and "FOR" each of the Proposals.

The Board of Directors recommends a "For" vote for each of the following Proposals.

1. The election of Bernard Mann and Jeremiah F. O'Connor, Jr. to serve on the Board of Directors of the Company, each for a term of three years and until his successor is elected and duly qualified.

[  ]     FOR ALL NOMINEES

         TO WITHHOLD AUTHORITY FOR ANY OF THE ABOVE NAMED NOMINEES, PRINT THE NOMINEE'S NAME(S) ON THE LINE BELOW:

         ----------------------------------------------

[  ]     WITHHOLD AUTHORITY FOR ALL NOMINEES

2. In their discretion, such other business as may properly come before the meeting or any adjournment thereof.

THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INTENT OF THE PROXIES AS SET FORTH IN THE PROXY STATEMENT UNLESS DIRECTIONS TO THE CONTRARY ARE INDICATED ABOVE.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished herewith, each dated April 22, 2002.


                                    Dated:________________________________, 2002


                                    --------------------------------------------
                                    Signature

                                    --------------------------------------------
                                    Signature


(Please sign exactly as your name appears. When signing as an executor, administrator, guardian, trustee or attorney, please give your title as such. If signer is a corporation, please sign the full corporate name and then an authorized officer should sign his name and print his name and title below his signature. If the shares are held in a joint name, all joint owners should sign.)


PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE.



                               BRIDGE VIEW BANCORP
                                457 Sylvan Avenue
                       Englewood Cliffs, New Jersey 07632


                                                              April 22, 2002


To Our Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Bridge View Bancorp (the "Company"), the holding company for Bridge View Bank (the "Bank"), to be held on May 16, 2002 at 3:00 p.m. at the Radisson Hotel, 401 South Van Brunt Street, Englewood, New Jersey 07631.

         At the Annual Meeting stockholders will be asked to consider and vote upon the re-election of two directors to the Company's Board of Directors each to serve for a term of three years.

         The Board of Directors of the Company believes that the election of the nominees for director is in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each nominee for director set forth in the Proxy Statement.

         Your cooperation is appreciated since a majority of the Common Stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. Whether or not you expect to attend, please sign, date and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares will be represented.


                                        Very truly yours,



                                        Albert F. Buzzetti
                                        President and Chief Executive Officer

                               BRIDGE VIEW BANCORP
                                457 Sylvan Avenue
                       Englewood Cliffs, New Jersey 07632


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 16, 2002


         Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Bridge View Bancorp (the "Company") will be held at the Radisson Hotel, 401 South Van Brunt Street, Englewood, New Jersey 07631, on May 16, 2002, at 3:00 pm for the purpose of considering and voting upon the following matters:

         1. The election of Bernard Mann and Jeremiah F. O'Connor, Jr. to serve on the Board of Directors of the Company, each for a term of three years and until his successor is elected and duly qualified; and

         2.       Such other business as shall properly come before the Annual
                  Meeting.

         Stockholders of record at the close of business on April 16, 2002 are entitled to notice of and to vote at the Annual Meeting. Whether or not you contemplate attending the Annual Meeting, it is suggested that the enclosed proxy be executed and returned to the Company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later proxy or by delivering a written notice of revocation to the Company.



                                     By Order of the Board of Directors



                                     Albert F. Buzzetti
                                     President and Chief Executive Officer

                                     April 22, 2002



                    IMPORTANT-PLEASE MAIL YOUR PROXY PROMPTLY

                               BRIDGE VIEW BANCORP
                                457 Sylvan Avenue
                       Englewood Cliffs, New Jersey 07632

                      ------------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 16, 2002

                       -----------------------------------

                       GENERAL PROXY STATEMENT INFORMATION

         This Proxy Statement is being furnished to stockholders of Bridge View Bancorp (the "Company"), the holding company for Bridge View Bank (the "Bank") in connection with the solicitation by the Board of Directors of proxies to be used at the annual meeting of stockholders (the "Annual Meeting"), to be held on May 16, 2002, at 3:00 p.m., at the Radisson Hotel, 401 South Van Brunt Street, Englewood, New Jersey 07631 and at any adjournments thereof. The 2001 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended December 31, 2001, and a proxy card, accompanies this Proxy Statement, which is first being mailed to record holders on or about April 22, 2002.


Solicitation and Voting of Proxies

         Regardless of the number of shares of common stock owned, it is important that you vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the instructions given therein. Where no instructions are indicated, signed proxy cards will be voted "FOR" the election of each of the nominees for director named in this Proxy Statement.

         Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that may be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

         A proxy may be revoked at any time prior to its exercise by sending a written notice of revocation to the Company, 457 Sylvan Avenue, Englewood Cliffs, New Jersey 07632, Attn: Ms. Michele Albino. A proxy filed prior to the Annual Meeting may be revoked by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

         The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. Proxies may also be solicited personally or by mail or telephone by directors, officers and other employees of the Company and the Bank, without additional compensation therefor.

         The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.


Voting Securities

         The securities which may be voted at the Annual Meeting consist of shares of common stock, no par value, of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

         The close of business on April 16, 2002, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 3,550,809 shares.

         The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under New Jersey law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes or abstentions.


                     PROPOSAL TO BE VOTED ON AT THE MEETING

                              ELECTION OF DIRECTORS

         The Company's Certificate of Incorporation and its Bylaws authorize a minimum of one and a maximum of twenty-five directors but leave the exact number to be fixed by resolution of the Board of Directors. The Board has fixed the number of directors at eight (8).

         The Board of Directors is divided into three (3) classes, as nearly identical in number as the then total number of directors constituting the entire board permits, with the term of office of one class expiring each year. At each annual meeting of stockholders the successors to the class of directors whose term has expired is elected to hold office for a term expiring at the third succeeding annual meeting and until their successors have been duly elected and qualified.

         If, for any reason, any of the nominees become unavailable for election, the proxy solicited by the Board of Directors will be voted for a substitute nominee selected by the Board of Directors. The Board has no reason to believe that any of the named nominees is not available or will not serve if elected. Unless authority to vote for the nominee is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted FOR the election of the nominees proposed by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with respect to the Nominees

         The following table sets forth, the names of the nominees for election, their ages, a brief description of their recent business experience, including present occupations, and the year in which each became a director of the Company or the Bank.

-------------------------------------- --------------------------------------------- -------------- ------------------
Name, Age and Position                 Principal Occupations                         Director       Term Expires
with the Company                       During Past Five Years                        Since (1)
-------------------------------------- --------------------------------------------- -------------- ------------------
Bernard Mann, 72, Director             Director, Carolace Industries (Textiles)      1988           2002
-------------------------------------- --------------------------------------------- -------------- ------------------
Jeremiah F. O'Connor, Jr., 45          General Manager, AtHome Medical, Inc.         1988           2002
Director                               (Supplier of Medical Equipment) and General
                                       Manager, Alliance Home Care
-------------------------------------- --------------------------------------------- -------------- ------------------

(1)     Includes prior service on Board of Directors of the Bank

Information with Respect to Directors

         The following table sets forth the names of the directors other than the nominees for election, their ages, a brief description of their recent business experience, including present occupations, and the year in which each became a director of the Company or the Bank.

-------------------------------------- ------------------------------------------------ -------------- ---------------
Name, Age and Position with the        Principal Occupations During the Past Five       Director       Term Expires
Company                                Years                                            Since (1)
-------------------------------------- ------------------------------------------------ -------------- ---------------
Mark Metzger, 61,                      Managing Director, BEM Management, Inc.          1988           2003
Director                               (Equity Investment Fund)
-------------------------------------- ------------------------------------------------ -------------- ---------------
Joseph C. Parisi, 76,                  President and Chief Executive Officer,           1988           2003
Chairman of the Board                  Otterstedt Insurance Agency
-------------------------------------- ------------------------------------------------ -------------- ---------------
John A. Schepisi, 57, Vice Chairman    Senior Partner, Schepisi & McLaughlin,           1988           2003
                                       Attorneys at Law
-------------------------------------- ------------------------------------------------ -------------- ---------------
Albert F. Buzzetti, 62,                President and Chief Executive Officer of the     1988           2004
President and Chief Executive          Company and the Bank
Officer, Director
-------------------------------------- ------------------------------------------------ -------------- ---------------
Gerald A. Calabrese, Jr., 52,          President, Century 21, Calabrese Realty and      1988           2004
Director                               Chairman and Chief Executive Officer,
                                       Metropolitan Mortgage Company
-------------------------------------- ------------------------------------------------ -------------- ---------------
Glenn L. Creamer, 49,                  Treasurer and Safety Director                    1988           2004
Director                               J. Fletcher Creamer & Son Inc. (Construction)
-------------------------------------- ------------------------------------------------ -------------- ---------------

(1)     Includes prior service on Board of Directors of the Bank

         No director of the Company is also a director of any other company registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

Board of Directors' Meetings

         Pursuant to the New Jersey Business Corporation Act and the Company's Bylaws, the Company's business and affairs are managed under the direction of the Board of Directors. The Board of Directors of the Company held 13 meetings during 2001. The Board of Directors holds regularly scheduled meetings each month and special meetings as circumstances require.

         All of the directors of the Company attended at least 75% of the total number of Board meetings held and committee meetings held during 2001.

Committees of the Board

         During 2001, the Board of Directors maintained an Audit Committee, Personnel Committee and a Stock Option Committee. The full Board of Directors acts as a Nominating Committee.

Audit Committee. The Audit Committee of the Company and the Bank consisted during 2001 of Directors Bernard Mann (Chairman), Glenn L. Creamer, Joseph C. Parisi (ex officio), Mark Metzger, Jeremiah F. O'Connor and John A. Schepisi (ex officio).

                             Audit Committee Report

         The Audit Committee meets periodically to consider the adequacy of the Company's financial controls and the objectivity of its financial reporting. The Audit Committee meets with the Company's independent auditors and the Company's internal auditors, both whom have unrestricted access to the Audit Committee.

         All Directors who serve on the Audit Committee are "independent" for purposes of the American Stock Exchange listing standards. The Board has adopted a written charter for the Audit Committee setting for the audit related functions the Audit Committee is to perform. A copy of the Charter was attached as an exhibit to the Company's Proxy Statement for the 2001 Annual Meeting.

         In connection with this year's financial statements, the Audit Committee has reviewed and discussed the Company's audited financial statements with the Company's officers and KPMG, LLP, our independent auditors. We have discussed with KPMG, LLP the matters required to be discussed by Statement on Auditing Standards 61 (Communication with Audit Committees). We also have received the written disclosures and letters from KPMG, LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and have discussed with representatives of KPMG, LLP their independence.

         Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year 2001 for filing with the U.S. Securities and Exchange Commission.

Bernard Mann (Chairman)
Glenn L. Creamer
Mark Metzger
Jeremiah F. O'Connor
Joseph C. Parisi (ex officio)
John A. Schepisi (ex officio)

Personnel Committee. The Company maintains a Personnel Committee which sets the compensation for the executive officers of the Company and provides oversight on executive hiring. In 2001, the Committee consisted of Directors Jeremiah F. O'Connor, Jr. (Chairman), Gerald A. Calabrese, Jr., Glenn L. Creamer, Albert F. Buzzetti, Joseph C. Parisi (ex officio) and John A. Schepisi (ex officio) and met one time.

Stock Option Committee. The Company maintains a Stock Option Committee which recommends granting of certain stock options form time to time and determines the exercise price at which such options may be granted. The Committee met two times in 2001. The Committee consists of Directors Bernard Mann (Chairman), Mark Metzger, Jeremiah F. O'Connor, Jr., Albert F. Buzzetti, Joseph C. Parisi (ex officio) and John A. Schepisi (ex officio).

Compensation of Directors

Directors' Fees. Directors of the Company, other than full-time employees of the Company, received fees of $800 per Board meeting attended and $400 per committee meeting attended in 2001. For 2002 the fees will be remain unchanged.

1994 Stock Option Plan for Non-Employee Directors. The Company maintains the 1994 Stock Option Plan for Non-Employee Directors (the "1994 Non-Employee Plan"). Under the 1994 Non-Employee Plan, 146,174 shares of Common Stock have been reserved for issuance. Non-employee directors of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate may participate in the 1994 Non-Employee Plan. Under the 1994 Non-Employee Plan, each current non-employee member of the Board of Directors has received options to purchase 21,926 shares of Common Stock at exercise prices ranging from $3.16 to $3.39, 100% of the fair market value on the date such options were granted. No options remain available for grant under the 1994 Non-Employee Plan.

1998 Stock Option Plan for Non-Employee Directors. The Company maintains the 1998 Stock Option Plan for Non-Employee Directors (the "1998 Non-Employee Plan"). Under the 1998 Non-Employee Plan, 13,339 shares of Common Stock have been reserved for issuance. Non-employee directors of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate may participate in the 1998 Non-Employee Plan. Under the 1998 Non-Employee Plan, each current non-employee member of the Board of Directors has received options to purchase 22,680 shares of Common Stock at an exercise price of $20.05, 100% of the fair market value on the date such options were granted. No options remain available for grant under the 1998 Non-Employee Plan.

2001 Stock Option Plan for Non-Employee Directors. The Company maintains the 2001 Stock Option Plan for Non-Employee Directors (the "2001 Non-Employee Plan"). Under the 2001 Non-Employee Plan, 141,929 shares of Common Stock have been reserved for issuance. Non-employee directors of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate may participate in the 2001 Non-Employee Plan. Under the 2001 Non-Employee Plan, each current non-employee member of the Board of Directors has received options to purchase 20,091 shares of Common Stock at an exercise price of $13.63, 100% of the fair market value on the date such options were granted. One thousand two hundred eighty nine options remain available for grant under the 2001 Non-Employee Plan.

Director Retirement Plan. Directors of the Company participate in the Director Retirement Plan, a deferred compensation plan funded in the form of whole-life insurance. The Company contributes $10,000 per Director to the Director Retirement Plan annually.

Stock Ownership of Management and Principal Stockholders

         The following table sets forth information concerning the beneficial ownership of the Common Stock, no par value, as of April 17, 2002, by (i) each person who is know by the Company to own beneficially more than five percent (5%) of the issued and outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each executive officer of the Company described in this Proxy Statement under the caption "Executive Compensation" and
(iv) all directors and executive officers of the Company as a group. Other than as set forth in this table, the Company is not aware of any individual or group which holds in excess of 5% of the outstanding Common Stock.


-------------------------------------------------- ------------------------------------ ------------------------------
Name and Address of                                Number of Shares                     Percent
Beneficial Owner(1)                                Beneficially Owned (2)               of Class
-------------------------------------------------- ------------------------------------ ------------------------------
Albert F. Buzzetti (3)                             144,194                              4.06%
-------------------------------------------------- ------------------------------------ ------------------------------
Gerald A. Calabrese, Jr. (4)                       178,124                              5.01%
-------------------------------------------------- ------------------------------------ ------------------------------
Glenn L. Creamer (5)                               100,336                              2.82%
-------------------------------------------------- ------------------------------------ ------------------------------
Bernard Mann (6)                                   216,080                              6.08%
-------------------------------------------------- ------------------------------------ ------------------------------
Mark Metzger (7)                                   220,559                              6.21%
-------------------------------------------------- ------------------------------------ ------------------------------
Jeremiah F. O'Connor (8)                           178,555                              5.02%
-------------------------------------------------- ------------------------------------ ------------------------------
Joseph C. Parisi (9)                               192,337                              5.41%
-------------------------------------------------- ------------------------------------ ------------------------------
John A. Schepisi(10)                               291,768                              8.21%
-------------------------------------------------- ------------------------------------ ------------------------------
Thomas W. Thomasma                                   5,752                              *
-------------------------------------------------- ------------------------------------ ------------------------------
Directors and Executive                            1,527,705                            42.82%
Officers
as a Group (9 persons)(11)
-------------------------------------------------- ------------------------------------ ------------------------------

*     Ownership of less than 1%

(1) The address for all persons listed is c/o Bridge View Bancorp, 457 Sylvan Avenue, Englewood Cliffs, New Jersey 07632.

(2) Beneficially owned shares include shares over which the named person exercised either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person, or (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person, either directly or through the dividend reinvestment plan.

(3) Includes 2,686 shares owned by Mr. Buzzetti's wife. Mr. Buzzetti disclaims beneficial ownership of the shares owned by his wife and of shares owned by other family members. Includes an aggregate of 80,522 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty
(60) days.

(4) Includes 5,197 shares owned by Mr. Calabrese's minor children. Mr. Calabrese disclaims any beneficial ownership of shares owned by other family members who are not dependents. Includes an aggregate of 68,694 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty (60) days.

(5) Mr. Creamer disclaims any beneficial ownership of shares owned by family members who are not dependents. Includes an aggregate of 68,694 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty (60) days.

(6) Includes 49,983 shares owned by Mr. Mann's wife. Mr. Mann disclaims any beneficial ownership of shares owned by his wife as well as shares by other family members. Includes an aggregate of 68,694 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty (60) days.

(7) Includes 2,039 shares owned by Mr. Metzger's wife and 1,170 shares owned by the Metzger Family Partnership of which he is trustee. Mr. Metzger disclaims beneficial ownership of shares owned by his wife and of any other shares held by emancipated members of his family. Includes an aggregate of 68,694 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty (60) days.

(8) Includes 8,069 shares owned by Mr. O'Connor's dependent children, and 19,284 shares held by the AtHome Medical Pension Plan. Mr. O'Connor disclaims beneficial ownership of shares owned by emancipated family members. Includes an aggregate of 68,694 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty (60) days.

(9) Includes 88,988 shares owned jointly by Mr. Parisi and his wife. Mr. Parisi disclaims beneficial ownership of any shares owned by emancipated family members. Includes an aggregate of 68,694 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty (60) days.

(10) Includes 7,652 shares owned by Mr. Schepisi's wife, and 20,145 shares owned by Homaro Co., a partnership which Mr. Schepisi manages but with regard to which he disclaims beneficial interest. Mr. Schepisi disclaims beneficial ownership of any shares owned by his wife or by any emancipated family members. Includes an aggregate of 68,694 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty (60) days.

(11) Includes 561,380 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty (60) days.


Interest of Management and Others in Certain Transactions

         By Board policy, the Company does not extend credit to any director, officer, their affiliates or unemancipated family members.

         The firm of Schepisi & McLaughlin, Attorneys at Law, has acted as the Company's general counsel since April 1995. John A. Schepisi, the firm's Senior Partner, is Vice Chairman of the Company's Board. During 2001, the Company paid legal fees totaling $55,079 to Schepisi & McLaughlin.

         The Company's Blanket Bond insurance policy, as well as other policies, have been placed with various insurance carriers by the Otterstedt Agency of which the Company's Board Chairman, Joseph C. Parisi, is Chief Executive Officer. Gross insurance premiums in 2001 totaled $114,236.

         Residential appraisals on the Company's home equity lines of credit are conducted at the expense of the Company. Certain of those appraisals were conducted by Gerald A. Calabrese, Jr., a state-licensed appraiser, who is a Director of the Company. The cost of 2001 appraisals was $30,525.

Recommendation and Vote Required

         Nominees will be elected by a plurality of the shares voting at the Annual Meeting. THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ITS NOMINEES FOR THE BOARD OF DIRECTORS.

                                PERFORMANCE GRAPH

         Set forth below is a graph and table comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock against (1) the cumulative total return on the State Commercial Bank Index of all state commercial banks with a Standard Industrial Code of 6022, and (2) the cumulative total return on the American Stock Exchange ("AMEX") Market Index for the period commencing December 31, 1996 and ending December 31, 2001.

                               Fiscal Year Ending
                            12/31/1996     12/31/1997      12/31/1998     12/31/1999     12/31/2000      12/31/2001
                            ----------     ----------      ----------     ----------     ----------      ----------

Bridge View Bancorp            100.00         211.80          168.26         156.16         147.69          173.13
State Commercial Bank Index    100.00          162.27         175.41         172.70          220.33         218.15
AMEX Market Index              100.00          120.33         118.69         147.98          146.16         139.43

                             EXECUTIVE COMPENSATION

              Personnel Committee Report on Executive Compensation

         The Company's compensation package for its executive officers consists of base salary, an annual bonus, annual discretionary stock option grants and various broad based employee benefits. The objective of the Company's executive compensation is to enhance the Company's long-term profitability by providing compensation that will attract and retain superior talent, reward performance and align the interests of the executive officers with the long term interests of the shareholders of the Company.

         Base salary levels for the Company's executive officers are competitively set relative to companies in peer businesses. The annual financial performance of the Company is one of the most important factors in reviewing base salaries and bonuses. In reviewing base salaries, the Personnel Committee also takes into account individual experience and performance.

         The Company's annual bonuses are intended to provide a direct cash incentive to executive officers and other key employees to maximize the Company's profitability. Financial performance is compared against budgets as well as peer businesses.

         Stock options are intended to encourage officers and other key employees to remain employed by the Company by providing them with a long term interest in the Company's overall performance as reflected by the performance of the market of the Company's Common Stock. In granting stock options, the Personnel Committee and the Stock Option Committee take into account prior stock option grants and consider the executive's level of compensation and past contributions to the Company.

         Albert F. Buzzetti was the President and Chief Executive Officer of the Company and the Bank for 2001. Mr. Buzzetti's base salary is set competitively relative to other chief executive officers in financial service companies in the Company's market area. In determining Mr. Buzzetti's base salary as well as annual bonus, the Committee reviewed independent compensation data and the Company's performance as compared against budgets and peer businesses. As with the Company's other executive officers, Mr. Buzzetti's total compensation involves certain subjective judgments and is not based solely upon any specific objective criteria or weighting.

              Jeremiah F. O'Connor, Jr.     Albert F. Buzzetti (ex officio)
              Gerald A. Calabrese, Jr.      Joseph C. Parisi (ex officio)
              Glenn L. Creamer              John A. Schepisi (ex officio)

Compensation Committee Interlocks And Insider Participation

         The members of the Personnel Committee of the Board of Directors of the Company for the fiscal year ended December 31, 2001 were Jeremiah F. O'Connor, Jr. (Chairman), Gerald A. Calabrese, Jr., Glenn L. Creamer, Albert
F. Buzzetti (ex officio), Joseph C. Parisi (ex officio) and John A. Schepisi (ex officio). Mr. Buzzetti is the only member of the Personnel Committee who is also an officer or employee of the Company.

         Mr. Schepisi is a partner in the law firm of Schepisi & McLaughlin, Attorneys at Law, who have acted as the Company's general counsel since April 1995. During 2001, the Company paid legal fees totaling $55,079 to Schepisi & McLaughlin.

         Mr. Parisi is Chief Executive Officer of the Otterstedt Agency, an insurance agency through which the Company's Blanket Bond insurance policy as well as other policies have been placed with various insurance carriers. Gross insurance premiums in 2001 totaled $114,236.

         Mr. Calabrese, a state-licensed appraiser, has conducted appraisals related to the Company's home equity lines of credit at the expense of the Company. The cost of 2001 appraisals was $30,525.

Information with respect to Executive Officers

         The following table sets forth the names of the Company's executive officers not serving on the Board and whose individual remuneration exceeded $100,000 for the last fiscal year, their ages, a brief description of their recent business experience, including present occupations, and the year in which each became an officer of the Company or the Bank.

-------------------------------------------------- ------------------------------------ ------------------------------
Name and Address of                                Principal Occupation for Past Five   Officer Since (2)
Executive Officer (1)                              Years
-------------------------------------------------- ------------------------------------ ------------------------------
Thomas W. Thomasma, 48, Senior Vice President      Senior Vice President and Chief      1994
and Chief Lending Officer                          Lending Officer of the Company
-------------------------------------------------- ------------------------------------ ------------------------------

(1)     The address for Mr. Thomasma is c/o Bridge View Bancorp, 457 Sylvan Avenue, Englewood Cliffs, New Jersey 07632.

(2)     Includes prior service as an officer of the Bank.

Executive Compensation and All Other Compensation

         The following table sets forth a summary for the last three fiscal years of the cash and non-cash compensation awarded to, earned by, or paid to, the Chief Executive Officer of the Company and each of the four most highly compensated executive officers whose individual remuneration exceeded $100,000 for the last fiscal year.

                           SUMMARY COMPENSATION TABLE

                         Cash and Cash Equivalent Forms
                                 of Remuneration

=================================================================================================================================

Name and Principal                                                                                             Long Term Payouts
Position                             Annual Compensation                      Long Term Awards
                          ------------------------------------------ ------------------------------------ -----------------------
                          Year      Salary      Bonus      Other         Securities       LTIP Payouts    All Other Compensation
                                      ($)        ($)      Annual         Underlying           (2)                 ($)
                                                           ($)(1)       Options/SARs
                                                                             (#)
---------------------------------------------------------------------------------------------------------------------------------
Albert F. Buzzetti,        2001    $200,000    $35,000    $12,035            0                None                  0
President and CEO         ------- ----------- ---------- ----------- ------------------- ---------------- -----------------------
                           2000    $190,000    $35,000    $12,035            0                None                  0
                          ------- ----------- ---------- ----------- ------------------- ---------------- -----------------------
                           1999    $180,000    $25,000    $12,035            0                None                  0
---------------------------------------------------------------------------------------------------------------------------------
Thomas W. Thomasma,        2001    $118,000       0        $2,700            0                None                  0
Senior Vice President     ------- ----------- ---------- ----------- ------------------- ---------------- -----------------------
                           2000    $112,000       0        $2,700            0                None                  0
                          ------- ----------- ---------- ----------- ------------------- ---------------- -----------------------
                           1999    $106,000       0        $2,700            0                None                  0
=================================================================================================================================

---------------

     (1) Other annual compensation includes the estimated personal benefit of use of Company-leased automobiles or automobile allowances. Other annual compensation with respect to Mr. Buzzetti includes the cost of a life insurance policy, the beneficiary of which is designated by Mr. Buzzetti.

     (2) For fiscal year 2001, 2000 and 1999, the Company had no long-term incentive plans in existence, and therefore made no payouts for awards under such plans.

1994 and 2001 Employee Stock Option Plans. The Company maintains the 1994 Employee Stock Option Plan (the "1994 Plan") and the 2001 Employee Stock Option Plan (the "2001 Plan"). Under the 1994 Plan, 146,174 shares of Common Stock have been reserved for issuance. Under the 2001 Plan, 128,557 shares of Common Stock have been reserved for issuance. Employees of the Company, the Bank and any subsidiaries which the Company may incorporate or acquire are eligible to participate in the each of the 1994 Plan and the 2001 Plan. The Stock Option Committee manages the 1994 and 2001 Plans and approves participants from the eligible employees. No option granted under the 1994 or 2001 Plans may be exercised more than 10 years after the date of its grant. The purchase price for shares of Common Stock subject to options under the 1994 and 2001 Plans may not be less than 100% of the fair market value on the date such option is granted.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The following table sets forth information concerning individual grants of stock options made during 2001 to each of the named executive officers:


=========================================================================================================================
                                                   Individual Grants
-------------------------------------------------------------------------------------------------------------------------
                          Number of           % of Total
                          Securities         Options/SARs                                                 Present
                          Underlying          Granted to          Exercise or                            Value of
                         Options/SARs        Employees in         Base Price        Expiration           Grant on
        Name             Granted (#)          Fiscal Year           ($/SH)             Date           Grant Date (1)
--------------------- ------------------- -------------------- ------------------ ---------------- ----------------------
Albert F. Buzzetti         18,265               56.6%              $15.00             2011              $245,299
--------------------- ------------------- -------------------- ------------------ ---------------- ----------------------
Thomas W. Thomasma          1,500                4.6%               $15.00             2011               $20,145
===================== =================== ==================== ================== ================ ======================

     (1) The present value has been estimated using the Black-Scholes option pricing model using the following assumptions: dividend yield of 6 %; expected volatility of 86.1 %, five year estimated average life, and a risk free interest rate of 3.25 %.


                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                        YEAR AND FY-END OPTION/SAR VALUES

         The following table sets forth information concerning the fiscal year-end value of unexercised options held by the executive officers of the Company named in the table above. No stock options were exercised by such executive officers during 2001:

===============================================================================================================================


                                                              Number of Securities
                                                              Underlying Unexercised              Value of Unexercised
                                                              Options/SARs at FY-End (#)          In-the-Money Options/
                           Shares Acquired   Value            Exercisable/                         SARs at FY-End ($)
Name                       on Exercise (#)   Realized ($)     Unexercisable                    Exerciseable/Unexerciseable
-------------------------------------------------------------------------------------------------------------------------------
Albert F. Buzzetti               9,724           $95,003             73,201(1) / 0                  $ 499,228(2) / $0
-------------------------------------------------------------------------------------------------------------------------------
Thomas W. Thomasma                728             $7,022              2,712(1) / 0                   $ 300(2) / $ 0
===============================================================================================================================

     (1) Does not reflect adjustment for the 10% stock dividend effective April 1, 2002.
     (2) Value based on actual closing per share sales price of the Company's Common Stock of $15.20 on December 31, 2001.

                              INDEPENDENT AUDITORS

         The Company's independent auditor for the fiscal year ended December 31, 2001 was KPMG, LLP. The Company's Board of Directors has appointed KPMG, LLP to continue as independent auditor for the Bank and the Company for the year ending December 31, 2001. KPMG, LLP has advised the Company that one or more of its representatives will be present at the Annual Meeting to make a statement if they so desire and to respond to appropriate questions.

Audit Fees

         The Company was billed the aggregate amount of $77,500 for fiscal year 2001 for professional services rendered by KPMG LLP for audit of the Company's annual financial statements for 2001 and review of the financial statements included in the Company's forms 10-Q during 2001. The Company did not retain KPMG LLP to provide any non-audit services during 2001.

Financial Information System Design and Implemental Fees

         The Company was not billed any amount for professional services related to financial information system design and implementation by KPMG LLP during 2001.

All Other Fees

         Other than the fees set forth above under Audit Fees and Financial Information System Design and Implementation Fees, the Company was not billed for any services by KPMG LLP for fiscal year 2001.

                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

         The Company believes that, during the fiscal year ended December 31, 2001, Gerald A. Calaberse, Jr., a director, failed to timely file one report based on one transaction. Based solely on its review of the copies of Section 16(a) forms received by it or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended December 31, 2001, all filing requirements applicable to all other officers, directors and greater than ten percent beneficial owners were met.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders to be included in the Company's 2003 proxy material must be received by the Secretary of the Company no later than December 31, 2002.


                                  OTHER MATTERS

         The Board of Directors is not aware of any other matters which may come before the Annual Meeting. However, in the event such other matters come before the meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the Board of Directors.